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                                                                   EXHIBIT 10(f)

                        LIMITED RECOURSE PROMISSORY NOTE

                                                               Cincinnati, Ohio
$1,500,000.00                                  Effective as of December 3, 1997

FOR VALUE RECEIVED the undersigned SOUTHWIND BROADCASTING, INC., a South Carolina corporation ("Borrower") whose address is 409 Coleman Boulevard, Mr. Pleasant, S.C. 29464 hereby promises to pay to the order of REGENT COMMUNICATIONS, INC., a Delaware corporation ("Lender"), whose address is 50 East RiverCenter Boulevard, Suite 180, Covington, Kentucky 41011, or its assignee (the holder of this Note, whether Lender or any assignee, being hereinafter referred to as "Holder"), on demand, the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), together with interest computed from the date hereof at the rate or rates and in the manner hereinafter provided on the principal balance hereof from time to time outstanding. Borrower's Federal tax identification number is 57-1041494.

         1.       Interest Rate.

                  The interest rate hereunder shall be the prime rate announced from time to time by Lender's principal lending bank, as determined from time to time by Lender, plus three percent percent (3%) per annum. All interest payable on this Note shall be calculated on the basis of a 360-day year for the actual number of days that principal is outstanding.

         2.       Payments.

                  (a)      Payments hereunder shall be due as follows:

                           (i)      payments of interest only shall be due and
payable quarterly on the first day of each calendar quarter, commencing on the first day of January, 1998 and continuing through the Maturity Date (hereinafter defined).

                  (b) Notwithstanding anything to the contrary herein contained and unless earlier demanded by Lender, the entire unpaid principal of this Note and all accrued interest thereon and all other sums and/or charges as determined pursuant to this Note shall be due and payable in full on the "Maturity Date" which shall be the earlier of (i) November 18, 1998; or (ii) the date that Lender, or any assignee, purchases and acquires certain assets of Borrower pursuant to exercise of the option described in the Option Agreement between Borrower and Wicks Broadcast Group Limited Partnership ("Wicks") dated as of June 3, 1997, which Option Agreement was assigned by Wicks to Lender. In the event of such exercise and acquisition and purchase of assets pursuant to the Option Agreement, Borrower may elect, in lieu of receiving the purchase price for such assets, not to repay the unpaid principal amount of or then unpaid interest on this Note, in which case said purchase price shall not be paid and this Note, shall be cancelled and satisfied, or, in the alternative, Borrower may repay the unpaid principal hereunder and shall receive other promissory notes in the amount of said purchase price for said assets, as contemplated by the Option Agreement.

                  (c) Principal, interest and all other sums payable in accordance with this Note shall be payable in lawful, immediately available money of the United States of America at the
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office of Lender, hereinabove set forth, or at such other place of which any
Holder may from time to time give written notice to Borrower.

                  (d) Borrower further agrees to pay to the order of Holder immediately upon demand any advancements and/or expenditures made by Holder in accordance with the Pledge and Security Agreement between Borrower and Lender including, without limitation, those for the payment of taxes, special assessments, insurance premiums, and costs of maintenance and preservation of property mortgaged or pledged in connection with the loan evidenced by this Note. At the option of Holder, without notice or demand (which notice and demand are expressly waived by Borrower), all or any part of the advancements and/or expenditures described in this paragraph may be added to the unpaid principal balance hereof and become a part of and on a parity with the principal indebtedness secured by the Pledge and Security Agreement, and all other instruments executed in connection herewith, and the same shall accrue interest until paid, at the "Default Rate" (as hereinafter defined).

                  (e) Unless applicable law requires otherwise, each payment shall be applied by Holder to (i) the payment of such additional advancements and expenditures as Holder may make in accordance with the terms of the Pledge and Security Agreement including, without limitation, advancements for taxes, insurance and the like; (ii) the payment of accrued but unpaid interest and late charges; (iii) the payment of principal outstanding under this Note; and (iv) the payment of any other amounts which may become due to the Holder pursuant to this Note, or the Pledge and Security Agreement, all in such order and such manner as Holder may determine, in its discretion, from time to time.

         3. Prepayment. No prepayment of the principal of this Note, in whole or in part, shall be allowed without the prior written consent of Holder.

         4. Security. This Note is secured inter alia by a Pledge and Security Agreement of even date herewith on certain personal property owned by Borrower and located in Berkeley County and Charleston County, South Carolina (the "Pledge and Security Agreement"). The terms and conditions of the Pledge and Security Agreement are made a part hereof and incorporated herein by this reference and Borrower covenants and agrees to perform or cause to be performed all of the terms and conditions, covenants and agreements of the Pledge and Security Agreement as fully as if such terms, conditions, covenants and agreements were set forth at length herein.

         5.        Default; Remedies.

                  (a) Time is of the essence under this Note. If Borrower should fail to make any payment of principal and/or interest within fifteen (15) days after the same is due or if any other "Event of Default" (said term being defined in this Note as it is defined in the Pledge and Security Agreement) should occur, then, in addition to any other action permitted to be taken by Holder hereunder or under the Pledge and Security Agreement: (i) Holder may, at its option, declare the entire unpaid principal balance of this Note and all accrued but unpaid interest hereon and any other sums then payable in accordance with this Note to be immediately due and payable, whereupon all such sums shall be immediately due and payable and shall thereafter bear interest at


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the highest rate permitted by applicable law beginning with the date of the event, default, act and/or failure to act first giving rise to the occurrence of the Event of Default; and (ii) the Holder shall have all rights and remedies available under the laws of the State of South Carolina (including, without limitation, all rights and remedies with respect to all property mortgaged or pledged as security for this Note) and all of the rights or remedies available under the Pledge and Security Agreement. The provisions hereof and of the Pledge and Security Agreement shall apply and be controlling as to all property which may at any time be security for this Note. The failure to exercise any option to declare the maturity of the principal debt or to exercise any other rights or remedies under any provision(s) of the Pledge and Security Agreement, shall not be taken or deemed to be a waiver of the right to exercise such option or to declare such maturity after such past or any subsequent violation of any such provision(s). All remedies provided for herein and in the Pledge and Security Agreement upon any default by the Borrower shall be cumulative and not exclusive.

                  (b) Borrower hereby agrees that: (i) Borrower will pay to Holder upon demand any and all reasonable costs, expenses and fees, including without limitation reasonable attorneys fees, incurred before or after suit is commenced in enforcing payment hereof, and agrees that, in the event suit is brought to enforce payment hereof, such costs, expenses and fees shall be determined by a court sitting without a jury; and (ii) the acceptance by Holder of any late payment or other performance which does not strictly comply with the terms of this Note or of any document securing payment of this Note or otherwise executed in connection with this Note shall not be deemed to be a waiver of any rights of Holder arising as a result of such failure to comply.

         6. Waivers. Borrower, waives diligence, presentment for payment, protest, notice of dishonor and of non-payment and protest, and does hereby consent to any number of forbearances, renewals or extensions of time of payment hereof, releases or substitutions of all or any part of the security for the payment hereof or release of any party liable for this obligation. Any such extension or release may be made without notice to Borrower and without discharging its liability.

         7. Compliance with Laws; Severability.Borrower and Holder intend that this Note shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If, however, any provision of this Note (other than a provision regarding the amount of interest which shall be governed by Section 8) shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

         8. Interest Limitation. All agreements herein are expressly limited so that in no event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable law. If, due to any circumstances whatsoever, fulfillment of any provision hereof, or of the Pledge and Security Agreement, at the


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time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if under any circumstances the Holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. At the option of Holder, if a court of competent jurisdiction determines that any amounts otherwise to be paid hereunder exceed the highest permissible lawful rate or if Borrower or any guarantor asserts the amounts otherwise to be paid hereunder exceed the highest permissible lawful rate, then Holder shall have the right to accelerate the maturity of the entire unpaid principal balance and accrued interest due under this Note, immediately upon notice to Borrower.

         9.        Miscellaneous.

                  (a) Funds representing the proceeds of the indebtedness evidenced hereby and disbursed for any purpose permitted hereunder by the Holder by mail, wire transfer or other delivery to Borrower, to escrows or otherwise for the benefit of Borrower, for any purpose, shall be deemed outstanding hereunder and to have been received by Borrower as of the date of such mailing, wire transfer or other delivery, and interest shall accrue and be payable upon such funds from and after the date of such wire transfer, mailing or delivery and until repaid, notwithstanding the fact that such funds may not at any time have been remitted from such escrows to Borrower or for its benefit. Funds paid hereunder by or on behalf of Borrower shall be deemed received by the Holder on the next business day if not received prior to 2:00 p.m. local time at the location where payments hereunder are to be made.

                  (b) Any and all references in this Note to any other document or documents shall be references to such other document or documents as the same may from time to time be modified, amended, renewed, consolidated or extended.

                  (c) This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of South Carolina.

                  (d) Borrower and Lender hereby submit to personal jurisdiction in the State of State of South Carolina and consent to be sued in courts of the State of South Carolina.

                  (e) Borrower recognizes and agrees that any Holder may sell or assign participations or other similar interest in this Note and that no such sale or assignment shall affect the terms or conditions hereof.

         10.      Limited Recourse and Exculpation.

                  (a) Subject to the terms of the next succeeding paragraph and notwithstanding anything to the contrary otherwise contained in this Note and the Pledge and Security Agreement, but without in any way releasing, impairing or otherwise affecting this Note or the Pledge and


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Security Agreement, or the validity hereof or thereof, or the lien of the Pledge and Security Agreement, it is agreed that Holder's sole and only source of satisfaction of the indebtedness and of Borrower's other obligations hereunder and under the Pledge and Security Agreement, is limited to (a) the Collateral and proceeds thereof, and (b) rents, income, issues, proceeds and profits arising out of the Collateral; provided, however, that nothing herein contained shall be deemed to be a release or impairment of said indebtedness or the security thereof intended by the Pledge and Security Agreement, or be deemed to preclude Holder from foreclosing the Pledge and Security Agreement or from enforcing any of Holder's rights and remedies at law or in equity thereunder, or in any way or manner affecting Holder's rights and privileges under the Pledge and Security Agreement. Notwithstanding anything to the contrary contained in this Note, the liability and obligation of the Borrower to perform and observe and make good the obligations contained herein and to pay the principal balance of, and accrued interest on, this Note in accordance with the provisions of this Note shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against, and shall be without recourse in or against any past, present or future partner, officer, employee, director or shareholder of Borrower (or any assignee thereof), and Holder for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money, judgment, deficiency judgment or personal judgment against any past, present or future partner, officer or shareholder of Borrower (or any assignee thereof) under or by reason of or in connection with this Note and agrees to look solely to the Collateral for payments of amounts due or payable hereunder or in connection herewith. Nothing in the foregoing provision shall be construed to prevent the Holder of this Note from bringing an action against Borrower and/or its officers, directors and shareholders for specific performance with respect to delivery of the Collateral upon the occurrence of an Event of Default or for damages based upon fraud or conversion with respect to the Collateral.

                  (b) Notwithstanding the foregoing limitation of liability provision [paragraph 10(a)], it is expressly understood and agreed that Borrower shall be liable only for the payment to Holder of:

                  (i) the application of rents or other income, issues, profits, and revenues derived from the Collateral and after the occurrence of Event of Default to anything other than (a) normal and necessary operating expenses of the Collateral and or (b) the indebtedness evidenced by the Note.

                  (ii) any loss, cost or damages arising out of or in connection with fraud or material misrepresentation to Holder by Borrower;

                  (iii) any loss, cost or damages arising out of or in connection with Borrower's use or misapplication of (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Collateral, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Collateral and, for purposes other than those as set forth in the Pledge and Security Agreement;

                  (iv) any loss, cost or damages arising out of or in connection with any waste of


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the Collateral or any portion thereof and all reasonable costs incurred by
Lender in order to protect the Collateral;

                  (v) any taxes, assessments and insurance premiums for which Borrower is liable under the Note or the Pledge and Security Agreement, and which are paid by Holder;

                  (vi) any loss, costs or damages arising out of or in connection with any construction lien, mechanic's lien, materialmen's lien or similar lien against the Collateral arising out of acts or omissions by Borrower;

                  (vii) all costs and fees including without limitation reasonable attorney fees incurred by Holder in the enforcement of subparagraphs
(i) through (vi) hereinabove.

                  (c) Notwithstanding anything to the contrary contained herein or in any other agreement or instrument between Borrower and the Lender, upon this Note becoming due and payable whether upon maturity, by acceleration or other, Borrower may satisfy all obligations and liabilities under this note and under any other such agreement or instrument by conveying to Lender such of the Collateral as can be conveyed by Borrower without violating any law, rule or regulation, including the Federal Communication Commission laws and the rules and regulations thereunder, such Collateral to include contingent or conditional assignments of all FCC licenses and authorizations.


                      -THIS SPACE INTENTIONALLY LEFT BLANK.


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         IN WITNESS WHEREOF, Borrower has executed and delivered this Note effective as of the day and year first above written.

                          SOUTHWIND BROADCASTING, INC.


                          By:  /s/_________________________________________
                          Title:  /s/ _____________________________________


STATE OF DISTRICT OF COLUMBIA       )
                                    ) SS:
COUNTY OF _______________           )

         BE IT REMEMBERED, that on the 3rd day of December, 1997, the foregoing instrument was acknowledged before me, a Notary Public in and for said County and State, by William G. Dudley, III, the President of Southwind Broadcasting, Inc.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                  /s/__________________________________
                                  Notary Public


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